UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2021

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Freedom Boulevard Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(385) 497-6955

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2021, Sunworks, Inc. (the “Company”) issued a press release reporting its preliminary financial results for the three months ended September 30, 2021. A copy of the press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

The information furnished under this Item 2.02 and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

At The Market Offering

As disclosed within Item 1.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2021 (the “Previous Report”), the Company entered into a Sales Agreement (the “Sales Agreement”) with Roth Capital Partners, LLC (the “Agent”) dated February 10, 2021, pursuant to which the Company may from time to time offer and sell shares of the Company’s common stock, par value $0.001 per share (the “Placement Shares”), through the Agent.

On October 21, 2021, the Company filed a prospectus supplement with the SEC that covers an additional sale of Placement Shares to be sold under the Sales Agreement in an aggregate amount of $25,000,000 (the “Prospectus Supplement”).

The Placement Shares have been registered under the Securities Act pursuant to the Registration Statement on Form S-3 (File No. 333-252475) (the “Registration Statement”), which was originally filed with the SEC on January 27, 2021 and declared effective by the SEC on February 3, 2021, the base prospectus contained within the Registration Statement, and the Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The description of the material terms of the Sales Agreement is not intended to be complete and is qualified in its entirety by reference to the Sales Agreement, which was filed as Exhibit 1.1 to the Previous Report and is incorporated herein by reference.

Stradling Yocca Carlson & Rauth, P.C., counsel to the Company, has issued an opinion to the Company, dated October 21, 2021, regarding the validity of the Placement Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The consent of Liggett & Webb, P.A consenting to the incorporation by reference in certain of the Company’s registration statements of its report filed with the Company’s Annual Report on Form 10-K, is attached as Exhibit 23.2 hereto and incorporated by reference herein. The consent of KMJ Corbin & Company LLP consenting to the incorporation by reference in certain of the Company’s registration statements of its report filed with the Company’s Annual Report on Form 10-K, is attached as Exhibit 23.3 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.
23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in Exhibit 5.1 above).
23.2	Consent of Liggett & Webb, P.A..
23.3	Consent of KMJ Corbin & Company LLP.
99.1	Press release dated October 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: October 21, 2021	By:	/s/ Gaylon Morris
Gaylon Morris Chief Executive Officer